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                                   EXHIBIT 1
                                   ---------


                AGREEMENT REGARDING JOINT FILING OF SCHEDULE 13D
                ------------------------------------------------

     The undersigned agree that the Statement on Schedule 13D to which this Agreement is attached is filed on behalf of each one of them pursuant to Rule 13d-1(f)(1)(iii). This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall together constitute one instrument.


Dated:  July 28, 2000                      /s/ ANDREW J. FILIPOWSKI
                                       -----------------------------------------
                                               Andrew J. Filipowski

                                      AJF-1999 TRUST U/A/D 5/20/99

                                        By:   /s/ ANDREW J. FILIPOWSKI
                                             -----------------------------------
                                             Trustee

                                      ROBINWOOD MANAGEMENT COMPANY, LLC

                                        By: AJF-1999 TRUST U/A/D 5/20/99


                                            By:  /s/ ANDREW J. FILIPOWSKI
                                                 -------------------------------
                                                 Trustee

                                      ROBINWOOD INVESTMENT COMPANY, L.P.

                                        By:   ROBINWOOD MANAGEMENT,
                                              COMPANY LLC, its General Partner

                                              By:   AJF-1999 TRUST U/A/D 5/20/99


                                                  By:  /s/ ANDREW J. FILIPOWSKI
                                                       ------------------------
                                                       Trustee

                                      PLATINUM CONSTRUCTION CORP.

                                        By:  /s/ ANDREW J. FILIPOWSKI
                                            -----------------------------------
                                            President